UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2013

VISION GLOBAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	31104	20-8203420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20400 Stevens Creek Blvd, Suite 700, Cupertino, CA	95014
(Address of principal executive offices)	(Zip Code)

408-390-3275
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

 On October 16, 2013, the sole member of the board of directors of Vision Global Solutions, Inc. (“Vision”) fixed the close of business on October 31, 2013 as the record date (the “Record Date”) for Vision’s special meeting of shareholders (the “Special Meeting”) to consider the previously announced agreement and plan of reorganization by and among Vision, FRI Merger Sub, Inc. and FracRock International, Inc. and other related matters.

On October 21, 2013, the sole member of the board of directors of Vision changed the Record Date from the close of business on October 16, 2013 to the close of business on October 21, 2013. The Special Meeting is now scheduled to be held at 9 a.m., local time, on November 21, 2013 at Vinson & Elkins, LLP, Suite 2500, Houston, Texas 77002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISION GLOBAL SERVICES, INC.

October 21, 2013	By:	/s/ Todd Waltz
Todd Waltz
Chief Executive Officer and Principal Accounting Officer